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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2005
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                                 SMARTPROS LTD.
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             (Exact name of Registrant as specified in its charter)


          Delaware                     001-32300               13-4100476
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(State or other jurisdiction        (Commission File          (IRS Employer
       of incorporation)                 Number)            Identification No.)



                 12 Skyline Drive
                Hawthorne, New York                               10532
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      (Address Of Principal Executive Office)                   (Zip Code)

        Registrant's telephone number, including area code (914) 345-2620
                                                           --------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS;

         (b) and (d). On December 15, 2005, SmartPros Ltd. ("SmartPros") appointed John J. Gorman to its board of directors, effective as of January 1, 2006. Mr. Gorman will be filling the directorship vacancy resulting from the resignation of John Gamba which is effective December 31, 2005. Mr. Gorman is expected to serve out the remainder of Mr. Gamba's term as a director and as a member of SmartPros' Compensation and Audit Committees. To the best of SmartPros' knowledge, during the last two years, SmartPros has not been a party to any transaction in which Mr. Gorman had or has either a direct or indirect material interest.

         In addition, effective as of January 1, 2006, (i) Allen Greene, Vice-Chairman of the Board and CEO of SmartPros, will replace Mr. Gamba as Chairman of the Board and (ii) Josh Weinreich, a director of SmartPros, will replace Mr. Gamba as Chairman of the Compensation Committee.


ITEM 8.01: OTHER EVENTS.

         On December 20, 2005, SmartPros issued a press release a copy of the press release is attached as Exhibit 99.1.


ITEM 9.01: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits:
EXHIBIT
NUMBER                           DESCRIPTION
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99.1             Press release dated December 20, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           SmartPros Ltd.

Dated:   December  20, 2005                By:      /s/ Allen S. Greene
                                               --------------------------------
                                               Allen S. Greene,
                                               Chief Executive Officer


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